                              POWER OF ATTORNEY
                              -----------------

        Know  all  by   these  presents,  that  the   undersigned  hereby
   constitutes and appoints each of Dale L. Matschullat and Donna Yeager, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)  execute  for  and  on  behalf of  the  undersigned,  in  the undersigned's  capacity  as an  officer  and/or  director of
             Newell Rubbermaid Inc. (the "Company"), Forms ID, 3, 4,  and
             5  in  accordance  with  Section  16(a)  of  the  Securities
             Exchange Act of 1934 and the rules thereunder;

        (2)  do and  perform any and  all acts for  and on behalf  of the undersigned  which may be necessary or desirable to complete and  execute any  such Form  ID, 3,  4, or  5, complete  and execute any amendment or amendments thereto, and timely file such form  with the  United States  Securities and  Exchange
             Commission and any stock exchange or similar authority; and

        (3)  take any other  action of any type  whatsoever in connection with the foregoing which,  in the opinion of  such attorney-
             in-fact,  may be of benefit to,  in the best interest of, or legally required  by, the  undersigned, it being  understood that the  documents  executed by  such  attorney-in-fact  on behalf of the undersigned pursuant to this Power of Attorney shall  be in  such form  and  shall contain  such terms  and conditions  as such  attorney-in-fact  may  approve in  such attorney-in-fact's discretion.

        The  undersigned hereby grants to each such attorney-in-fact full power  and authority  to do and  perform any  and every act  and thing whatsoever requisite, necessary, or proper  to be done in the exercise of  any  of the  rights and  powers  herein granted,  as fully  to all intents  and  purposes  as  the  undersigned  might  or  could  do  if personally present,  with full  power of  substitution or  revocation, hereby ratifying  and confirming  all that  such attorney-in-fact,  or such attorney-in-fact's substitute or  substitutes, shall lawfully  do or cause to be done by virtue of this power of attorney and the rights
   and  powers  herein granted.   The  undersigned acknowledges  that the
   foregoing  attorneys-in-fact, in  serving  in  such  capacity  at  the request  of the  undersigned, are  not  assuming, nor  is the  Company assuming, any  of the  undersigned's responsibilities  to comply  with
   Section 16 of the Securities Exchange Act of 1934.

        This  Power of  Attorney shall  remain in  full force  and effect until the undersigned  is no longer required  to file Forms ID,  3, 4, and 5 with  respect to the undersigned's holdings  of and transactions in securities  issued by  the Company, unless  earlier revoked  by the undersigned in a signed writing delivered to the  foregoing attorneys-
   in-fact.

        IN WITNESS  WHEREOF,  the undersigned  has caused  this Power  of
   Attorney to be executed as of this 22nd day of October 2003.

                                           /s/ Hartley D. Blaha
                                           ------------------------------

                                           Print Name: Hartley D. Blaha